FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
24. FINANCIAL INSTRUMENTS

As discussed in note 2, in respect of the Combined Entity and Dropdown Predecessor, earnings include an allocation of Golar's mark-to-market adjustments for interest rate swap and foreign currency swap derivatives and related foreign exchange gains and losses, captured within "other financial items, net" (See note 9). These amounts have been accounted for as an equity contribution.

Interest rate risk management

In certain situations, the Partnership may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. The Partnership has entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. Certain interest rate swap agreements qualify and are designated, for accounting purposes, as cash flow hedges. The Partnership does not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however the Partnership does not anticipate non-performance by any of its counterparties.

The Partnership manages its debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. The Partnership hedge accounts for certain of its interest rate swap arrangements designated as cash flow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings. As at December 31, 2012, the Partnership does not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

The Partnership manages its debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. The Partnership has entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR:

	Notional Amount
Instrument (in thousands of $)	December 31, 2012		December 31, 2011	Maturity Dates	Fixed Interest Rate
Interest rate swaps:
Receiving floating, pay fixed	759,590	(1)	526,892	2013 to 2018	0.92% to 6.49%

(1) This includes the nominal value of the cross currency interest rate swap of $227.2 million described below.

As of December 31, 2012 and 2011 the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $759.6 million and $526.9 million, respectively.

The effect of cash flow hedging relationships relating to interest rate swap agreements on the statements of operations is as follows:

Derivatives designated as hedging instruments		Effective portion Gain/(loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
(in thousands of $)	Location	2012	2011	2010	2012	2011	2010
Interest rate swaps	Other financial items, net	—	—	—	(409)	(412)	(388)

The effect of cash flow hedging relationships relating to interest rate swap agreements excluding the cross currency interest rate swap on the other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2012	2011	2010
Interest rate swaps	1,113	934	(2,302)

As of December 31, 2012, the Partnership's accumulated other comprehensive income included $3.9 million of unrealized losses on interest rate swap agreements excluding the cross currency interest rate swap designated as cash flow hedges.

Foreign currency risk

For the periods reported, majority of the vessels' gross earnings were receivable in U.S. dollars and the majority of the Partnership's transactions, assets and liabilities were denominated in U.S. dollars, the functional currency of the Partnership. However, the Partnership incurs expenditures in other currencies. Certain capital lease obligations and related restricted cash deposits of the Partnership are denominated in British Pounds. There is a risk that currency fluctuations will have a negative effect on the value of the Partnership's cash flows.

A net foreign exchange gain of $1.6 million, loss of $1.2 million and loss of $2.7 million arose in the years ended December 31, 2012, 2011 and 2010, respectively. The net foreign exchange gain of $1.6 million arose in the year ended December 31, 2012 as a result of the mark-to-market valuation on the currency swap referred to below net of the loss (2011: gain) on the retranslation of the Partnership's capital lease obligations and the cash deposits securing those obligations. The net gain for the year ended December 31, 2012 arose due to the mark-to-market valuation of the Golar Winter currency swap representing the movement in fair value. This net gain represents an unrealized gain and does not therefore materially impact the Partnership's liquidity given the maturity dates of the underlying lease obligations and the Golar Winter currency swap. Further foreign exchange gains or losses will arise over time in relation to the Partnership's capital lease obligations as a result of exchange rate movements. Gains or losses will only be realized to the extent that monies are, or are required to be withdrawn or paid into the deposits securing our capital lease obligations or if the leases are terminated.

As described in note 22, in April 2004, the Partnership entered into a lease arrangement in respect of the Golar Winter, the obligation in respect of which is denominated in GBP. In this transaction the restricted cash deposit, which secured the letter of credit given to the lessor to secure part of Golar's obligations to the lessor, is much less than the obligation and therefore, unlike the Methane Princess Lease, does not provide a natural hedge. In order therefore to hedge this exposure the Partnership entered into a currency swap with a bank, who is also the lessor, to exchange GBP payment obligations into U.S. dollar payment obligations as set out in the table below. The swap hedges the full amount of the GBP lease obligation and the restricted cash deposit was denominated in U.S. dollars. The Partnership could be exposed to currency risk if the lease was terminated.

As described in note 21, in October 2012, the Partnership issued NOK denominated senior unsecured bonds. In order to hedge the Partnership's exposure, the Partnership entered into a currency swap to exchange NOK payment obligations into U.S. dollar payment obligations as set out in the table below. The swap hedges the full amount of the NOK obligation. The Partnership has designated the currency swap as a cash flow hedge. Accordingly, the net loss has been reported in a separate component of accumulated other comprehensive income to the extent the hedge is effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged item affects earnings. As at December 31, 2012, the Partnership does not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

As of December 31, 2012, the Partnership has foreign currency forward contracts as summarized below:

		Notional Amount			Average forward
Instrument (in thousands)		Receiving in foreign currency	Pay in USD	Maturity Date	rate USD foreign currency
Currency rate swaps:
British Pounds		58,126	106,836	2032	1.838
Norwegian Kroner	(1)	1,300,000	227,193	2017	5.722

(1) This pertains to the cross currency interest rate swap described below.

Cross currency interest rate swap

As described in note 21, the Partnership issued NOK denominated senior unsecured bonds. In order to hedge the Partnership's exposure, it entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. The Partnership designated the cross currency interest rate swap as a cash flow hedge. Accordingly, the net loss recognized in accumulated other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2012	2011	2010
Cross currency interest rate swap	(5,063)	—	—

As of December 31, 2012, the Partnership's accumulated other comprehensive income included $5.1 million of unrealized losses on the cross currency interest rate swap designated as a cash flow hedge.

Fair values

The carrying value and estimated fair value of the Partnership's financial instruments at December 31, 2012 and 2011 are as follows:

(in thousands of $)	Fair Value Hierarchy(1)	2012 Carrying Value	2012 Fair Value	2011 Carrying Value	2011 Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	66,327	66,327	49,218	49,218
Restricted cash and short-term investments	Level 1	221,423	221,423	209,782	209,782
High-yield bonds(3)	Level 1	233,804	234,708	—	—
Long-term debt—floating	Level 2	505,668	505,668	400,574	400,574
Long-term debt—fixed	Level 2	—	—	222,310	219,966
Obligations under capital leases	Level 2	412,371	412,371	405,843	405,843
Derivatives:
Cross currency interest rate swap asset(1)(2)	Level 2	1,819	1,819	—	—
Interest rate swaps liability(1)(2)	Level 2	24,991	24,991	27,351	27,351
Foreign currency swaps liability(1)	Level 2	20,527	20,527	27,732	27,732
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(1)	Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.
(2)
The fair value/ carrying value of interest rate swap agreements that qualify and are designated as cash flow hedges as at December 31, 2012 and 2011, was $5.9 million (with a notional amount of $466.8 million) and $8.4 million (with a notional amount of $254.1 million), respectively. The expected maturity of these interest rate agreements is from November 2013 to March 2018.

(3)
This pertains to high-yield bonds with a carrying value of $233.8 million as of December 31, 2012 which is included under Long-term debt on the balance sheet. The fair value of the high-yield bonds as of December 31, 2012 was $234.7 million, which is 100.50% of its face value.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

Certain methods and assumptions were used to estimate the fair value of each class of financial instruments. The carrying amounts of accounts receivables, accounts payables and accrued liabilities approximate fair values because of the short maturity of those instruments.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months. The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates which are reset on a quarterly basis.

The estimated fair value of our high yield bonds is based on the quoted market price as of the balance sheet date.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or six monthly basis.

The estimated fair value of the fixed rate long-term debt is estimated using discounted cash flow analyses based on the rate of a three year U.S. Treasury bond.

The estimated fair values of long-term lease obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates, which are reset on a quarterly basis.

The fair value of the Partnership's derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the credit worthiness of the Partnership and its swap counterparty. The mark-to-market gain or loss on the Partnership's interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption "other financial items, net" (see note 9).

The Partnership recognizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

The following table summarizes the valuation of the Partnership's financial instruments based on the above hierarchy as of December 31, 2012:

(in thousands of $)	Quoted Market Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Total
Cross currency interest rate swap—asset position	—	1,819	1,819
Interest rate swaps—liability position	—	24,991	24,991
Foreign currency swaps—liability position	—	20,527	20,527

The fair value measurement of a liability must reflect the non-performance risk of the entity. Therefore, the impact of the Partnership's credit-worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents, restricted cash and short-term investments to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, Lloyds TSB Bank plc, The Bank of New York, DNB Bank ASA, Santander UK Plc, Sumitomo Mitsui Banking Corporation and Standard Chartered plc. However, the Partnership believes this risk is remote.

During the year ended December 31, 2012, five customers accounted for all revenues of the Partnership. These revenues and associated accounts receivable are derived from two time charters with BG Group plc, one time charter with Pertamina, one time charter with DUSUP, two time charters with Petrobras and one time charter with PTNR. Pertamina is a state enterprise of the Republic of Indonesia. Credit risk is mitigated by the long-term contracts with Pertamina being on a ship-or-pay basis. Also, under the various contracts the Partnership's vessel hire charges are paid by the Trustee and Paying Agent from the immediate sale proceeds of the delivered gas. The Trustee must pay the ship owner before Pertamina and the gas sales contracts are with the Chinese Petroleum Corporation. The Partnership considers the credit risk of BG Group plc, Petrobras, DUSUP, PTNR and Pertamina to be low.

During the years ended December 31, 2012, 2011 and 2010, Petrobras accounted for more than 30% of gross revenue (See Note 7). Details of revenues derived from each customer for the years ended December 31, 2012, 2011 and 2010 are found in Note 7.